Exhibit 10.40.2

FIRST AMENDMENT TO LEASE

FIRST AMENDMENT TO LEASE (this “Amendment”), dated as of August 3, 2005 between RECKSON COURT SQUARE, LLC, a Delaware limited liability company, having an office at c/o Reckson Associates Realty Corp., 1350 Avenue of the Americas, Suite 901, New York, New York 10019 (“Landlord”) and CITIBANK, N.A., a national banking association, having an office at having an office at One Court Square, Long Island City, New York 11120 (“Tenant”).

W I T N E S S E T H

WHEREAS, Landlord and Tenant executed and exchanged that certain Lease, dated as of May 12, 2005 (the “Original Lease”), covering that certain land more particularly described in Exhibit A annexed hereto (the “Land”) and that certain building with attached low-rise building and connecting rotunda (the “Building” and, together with the Land, the “Property”) known as One Court Square in Long Island City, Queens County, New York, as more particularly described in the Original Lease;

WHEREAS, Landlord and Tenant desire to modify certain terms and provisions of the Original Lease.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Original Lease shall be modified as follows:

1.        All capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease.

2.        Amendment to Section 4.01 of the Original Lease. The first three sentences of Section 4.01 of the Original Lease are hereby amended and restated in their entirety as follows:

Upon not less than fifteen (15) months prior written notice to Landlord (each herein called a “Surrender Notice”) which may be given one or more times (a) during the period commencing on September 20, 2009 up to and including the earlier to occur of (x) September 30, 2011 or (y) the occurrence of any Surrender Date (herein called the “Tranche 1 Surrender Notice Period”) or (b) if Tenant shall not have delivered a Surrender Notice during the Tranche 1 Surrender Notice Period (and no portion of the Premises shall have been surrendered by Tenant), during the period commencing on September 20, 2012 up to and including September 30, 2014 (herein called the “Tranche 2 Surrender Notice Period; any Trance 2 Surrender Notice Period or Tranche 1 Surrender Notice Period may each hereinafter be individually and generically referred to as a “Surrender Notice Period”), Tenant may elect to surrender portions of the Premises (each such portion of the Premises so surrendered is herein called “Surrender Space”) consisting of two (2) or more full Office Floors on or above the 6th floor of the Building and containing not more than 280,326 rentable square feet in the aggregate, all of which shall consist of full Office Floors. For example and without limitation, Tenant may initially elect to surrender three full Office Floors containing 90,510 rentable square feet of the Premises, and thereafter send one or more Surrender Notices during the applicable Surrender Notice Period surrendering additional full Office Floors (but not less than two (2) full Office Floors in any Surrender Notice) comprising up to an additional 189,816 rentable square feet (i.e., the Surrender Space shall not exceed 280,326 rentable square feet in the aggregate). Any Surrender Notice shall identify the Surrender Space and indicate the date on which such Surrender Space will be surrendered, which date(s) (a) for a Surrender Notice given during the Tranche 1 Surrender Notice Period, may be no earlier than December 20, 2010, no later than December 31, 2012 and must correspond with the last day of a month, and (b) for a Surrender Notice given during the Tranche 2 Surrender Notice Period, may be no earlier than December 20, 2013, no later than December 31, 2015, and must correspond with the last day of a month (any such date is herein called a “Surrender Date”).

3.        Amendment to Exhibit J to the Original Lease. The first sentence of Section 4.01 (a) of Exhibit J to the Original Lease is hereby amended and restated in its entirety as follows:

Upon not less than fifteen (15) months prior written notice to Landlord (each herein called a “Tranche 1 Surrender Notice”) which may be given one or more times during the period commencing on September 20, 2009 up to and including September 30, 2011 (herein called the “Tranche 1 Surrender Notice Period”), Tenant may elect to surrender portions of the Premises (each such portion of the Premises so surrendered is herein called “Tranche 1 Surrender Space”; and any portion of the Premises that was surrendered to Landlord pursuant to the Original Lease for which notice was given during the Tranche 1 Surrender Notice Period shall constitute Tranche 1 Surrender Space) consisting of two (2) or more full Office Floors on or above the 6th floor of the Building and containing not more than 280,326 rentable square feet in the aggregate, all of which shall consist of full Office Floors.

4.        Amendment to Exhibit J to the Original Lease. The first sentence of Section 4.01(b) of Exhibit J to the Original Lease is hereby amended and restated in its entirety as follows:

Upon not less than fifteen (15) months prior written notice to Landlord (each herein called a “Tranche 2 Surrender Notice”; any Tranche 2 Surrender Notice or Tranche 1 Surrender Notice may each hereinafter be individually and generically referred to as a “Surrender Notice”), which may be given one or more times during the period commencing on September 20, 2012 up to and including September 30, 2014 (herein called the “Tranche 2 Surrender Notice Period”), Tenant may elect to surrender portions of the Premises (each such portion of the Premises so surrendered is hereinafter called “Tranche 2 Surrender Space”; and any portion of the Premises that was surrendered to Landlord pursuant to the Original Lease for which notice was given during the Tranche 2 Surrender Notice Period shall constitute Tranche 2 Surrender Space; any Tranche 2 Surrender Space or Tranche 1 Surrender Space may hereinafter be individually and generically referred to as “Surrender Space”) consisting of two (2) or more full Office Floors on or above the 6th floor of the Building and containing not more than 280,326 rentable square in the aggregate, all of which shall consist of full Office Floors.

5.        No Modification. Except as modified hereby, the Original Lease shall remain in fill force and effect and is hereby ratified and confirmed.

6.        Representations. Landlord and Tenant each represent that this Amendment has been duly authorized and executed by it and is binding upon such party in accordance with its terms.

7.        This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

8.        This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

9.        Tenant shall not record this Amendment, but contemporaneous herewith, Landlord and Tenant shall execute, acknowledge and deliver to other, and Tenant may record, a statutory form of memorandum with respect to this Amendment pursuant to the provisions of Section 291-C of the Real Property Law of the State of New York.

10.        The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

11.        This Amendment may be executed in duplicate counterparts, each of which shall be deemed one original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

RECKSON COURT SQUARE, LLC,
Landlord

By:	One Court Square Holdings, LLC, a
Delaware limited liability company, its sole member

	By:	Reckson Operating Partnership,
L.P., a Delaware limited partnership, its sole member

		By:	Reckson Associates Realty
Corp., a Maryland corporation, its general partner

			By:	/s/ JASON BARNETT
Name: JASON BARNETT
Title: EXECUTIVE VICE PRESIDENT

CITIBANK, N.A., Tenant

By:
Name:
Title:

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

RECKSON COURT SQUARE, LLC,
Landlord

By:	One Court Square Holdings, LLC, a
Delaware limited liability company, its sole member

	By:	Reckson Operating Partnership,
L.P., a Delaware limited partnership, its sole member

		By:	Reckson Associates Realty
Corp., a Maryland corporation, its general partner

By:
Name:
Title:

CITIBANK, N.A., Tenant

By:	/s/ Guy R. McComb
Name: Guy R. McComb
Title: Vice President

EXHIBIT A

Legal Description

ALL THAT CERTAIN PLOT, PIECE, OR PARCEL OF LAND, SITUATE, LYING, AND BEING IN THE BOROUGH AND COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 33 DEGREES 20 MINUTES 00 SECONDS WEST AND ALONG THE NORTHWESTERLY SIDE OF JACKSON AVENUE, 220.449 FEET TO THE NORTHERLY SIDE OF 45TH AVENUE;

THENCE SOUTH 75 DEGREES 17 MINUTES 05,2 SECONDS WEST AND ALONG THE NORTHERLY SIDE OF 45TH AVENUE, 286.083 FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE NORTHERLY SIDE OF 45TH AVENUE, 25.003 FEET;

THENCE WESTERLY PARALLEL WITH THE NORTHERLY SIDE OF 45TH AVENUE, 90.027 FEET TO THE EASTERLY SIDE OF 23RD STREET;

THENCE NORTH 14 DEGREES 42 MINUTES 54.8 SECONDS WEST AND ALONG THE EASTERLY SIDE OF 23RD STREET, 75.011 FEET;

THENCE EASTERLY AT RIGHT ANGLES TO THE EASTERLY SIDE OF 23RD STREET, 115.013 FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, 100.015 FEET TO THE SOUTHERLY SIDE OF 44TH DRIVE;

THENCE NORTH 75 DEGREES 17 MINUTES 05.2 SECONDS EAST AND ALONG THE SOUTHERLY SIDE OF 44TH DRIVE, 425.048 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 44TH DRIVE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 14 DEGREES 42 MINUTES 54.8 SECONDS EAST AND ALONG THE WESTERLY SIDE OF COURT SQUARE 52.659 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE, THE POINT OR PLACE OF BEGINNING.

FOR INFORMATION ONLY:                BLOCK 79       LOT 30